SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.



                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                                  May 24, 2004
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)


                          Zynex Medical Holdings, Inc.
              ----------------------------------------------------
              Exact Name of Registrant as Specified in its Charter


          Nevada                     33-26787-D             87-0403828
---------------------------       ---------------     ----------------------
State or Other Jurisdiction       Commission File     IRS Employer Identifi-
      of Incorporation                 Number              cation Number



                     8100 South Park Way, Suite A-9
                            Littleton, Colorado            80120
             ----------------------------------------------------
             Address of Principal Executive Offices      Zip Code


                                (303) 703-4906
                         ------------------------------
                         Registrant's Telephone Number,
                              Including Area Code


                                 Not Applicable
                 -------------------------------------------
                 Former Name or Former Address, if Changed
                               Since Last Report














ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On May 24, 2004, Zynex Medical Holdings, Inc. (the "Company") engaged Gordon Hughes & Banks, LLP to serve as the Company's independent accountants. Also on May 24, 2004, Chisholm, Bierwolf & Nilson, LLC was dismissed as the Company's independent accountants. The decision to engage Gordon Hughes & Banks, LLP was made solely by the Company's Board of Directors. The Company does not currently have an audit committee.

     Chisholm, Bierwolf & Nilson, LLC became the Company's independent accountants on February 10, 2004 as a result of a merger of the Company's prior independent accountants. The change of independent accountants on February 10, 2004 was reported in the Company' Report on Form 8-K dated February 10, 2004. As a result of the short time period it served as the Company's independent accountant, Chisholm, Bierwolf & Nilson, LLC did not issue any reports on the Company's financial statements. During the period from February 10, 2004 through May 24, 2004, there were no disagreements with Chisholm, Bierwolf & Nilson, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, or other reportable event (of the type described in Item 304 (a) (1) (B) of Regulation S-B)which disagreement(s), if not resolved to the satisfaction of Chisholm, Bierwolf & Nilson, LLC, would have caused it to make reference to the subject matter of the disagreement(s) in connection with a report.

     During the years ended December 31, 2003 and 2002 and the subsequent periods prior to engaging Gordon Hughes & Banks, LLP, neither the Company nor anyone on its behalf consulted Gordon Hughes & Banks, LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company by Gordon Hughes & Banks, LLP.

     The Company provided a copy of the disclosures contained herein to Chisholm, Bierwolf & Nilson, LLC and requested that they provide a letter, addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein, and, if not, stating the respects in which it does not agree. That letter is filed herewith as Exhibit 16.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  EXHIBITS.

          16 - Letter from Chisholm, Bierwolf & Nilson, LLC


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     ZYNEX MEDICAL HOLDINGS, INC.



Dated: May 24, 2004                 By:/s/ Thomas Sandgaard
                                       Thomas Sandgaard, President


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